Prospectus  Nov. 5, 1997


Stein Roe Mutual Funds

Stein Roe Institutional Client High Yield Fund




Institutional Client High Yield Fund seeks total return by investing for a high level of current income and capital growth. Institutional Client High Yield Fund seeks to achieve its objective by investing all of its net investable assets in SR&F High Yield Portfolio, which has the same investment objective and substantially the same investment policies as Institutional Client High Yield Fund. High Yield Portfolio invests primarily in high-yield, high-risk medium- and lower-quality debt securities. Lower-quality securities, commonly known as "junk bonds," are subject to a greater risk with regard to payment of interest and return of principal than higher-rated bonds. Investors should carefully consider the risks associated with junk bonds before investing. (See Investment Policies, Risks and Investment Considerations, Master Fund/Feeder Fund: Structure and Risk Factors, and Appendix.)

Institutional Client High Yield Fund is a "no-load" fund. There are no sales or redemption charges, and the Fund has no 12b-1 plan. Institutional Client High Yield Fund is a series of the Stein Roe Trust and High Yield Portfolio is a series of SR&F Base Trust. Each Trust is an open-end management investment company.

Shares of Institutional Client High Yield Fund are intended primarily for investors who are (or through purchase of Fund shares become) clients of the Institutional Asset Management
Division of Stein Roe & Farnham Incorporated.

This prospectus contains information you should know before investing in Institutional Client High Yield Fund. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated Nov. 5, 1997, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information and the most recent financial statements may be obtained without charge by writing to Stein Roe Funds, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606, or by calling 800-322-1130.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS
                                    Page
Summary...............................2
Fee Table ............................3
Financial Highlights..................4
The Fund..............................5
Investment Policies...................5
Portfolio Investments and Strategies..7
Investment Restrictions .............12
Risks and Investment Considerations .13
How to Purchase Shares...............14
How to Redeem Shares ................15
Net Asset Value .....................15
Distributions and Income Taxes.......16
Investment Return....................16
Management ..........................17
Organization and Description of
  Shares.............................19
Master Fund/Feeder Fund:  Structure
  and Risk Factors...................19
For More Information ................22
Appendix.............................22


SUMMARY

Stein Roe Institutional Client High Yield Fund ("Institutional Client High Yield Fund") is a series of Stein Roe Trust, an open-end management investment company organized as a Massachusetts business trust. Institutional Client High Yield Fund offers investors the advantage of a "no-load" fund, with Stein Roe & Farnham Incorporated and its affiliates providing customized services as investment adviser, administrator, transfer agent, and distributor. (See The Fund and Organization and Description of Shares.) This prospectus is not a solicitation in any jurisdiction in which shares of Institutional Client High Yield Fund are not qualified for sale.

Investment Objective and Policies. Institutional Client High Yield Fund invests all of its net investable assets in SR&F High Yield Portfolio ("High Yield Portfolio"). High Yield Portfolio invests in a diversified portfolio of securities in accordance with the identical investment objective and substantially the same investment policies as those of Institutional Client High Yield Fund. High Yield Portfolio seeks total return by investing for a high level of current income and capital growth. High Yield Portfolio invests primarily in high-yield, high-risk medium- and lower-quality debt securities. Medium-quality debt securities, although considered investment grade, may have some speculative characteristics. Lower-quality debt securities are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy, and are commonly referred to as "junk bonds."

For a more detailed discussion of the investment objective and policies, please see Investment Policies and Portfolio Investments and Strategies. There is, of course, no assurance that Institutional Client High Yield Fund and High Yield Portfolio will achieve their common investment objective.

Investment Risks. The risks inherent in Institutional Client High Yield Fund depend primarily upon the term and quality of the obligations in the investment portfolio of High Yield Portfolio, as well as on market conditions. Interest rate fluctuations will affect the Fund's net asset value and, therefore, the total return from an investment in Institutional Client High Yield Fund. Interest rate fluctuations will affect income on variable rate securities and on securities purchased as other portfolio securities mature. Since yields on debt securities available for purchase vary over time, no specific yield on shares of Institutional Client High Yield Fund can be assured.
Institutional Client High Yield Fund is designed for investors who can accept the heightened level of risk and principal fluctuation inherent in a portfolio that invests at least 65% of its assets in medium- and lower-quality debt securities. High Yield Portfolio may invest in foreign securities, which may entail a greater degree of risk than investing in securities of domestic issuers. Please see Investment Restrictions and Risks and Investment Considerations for further information.

Purchases and Redemptions. For information on purchasing (buying) and redeeming (selling) shares, see How to Purchase Shares and How to Redeem Shares.

Distributions. Dividends are declared each business day and are paid monthly. Dividends will be reinvested in additional shares of Institutional Client High Yield Fund unless you elect to have distributions paid in cash. (See Distributions and Income Taxes.)

Management and Fees. Stein Roe & Farnham Incorporated (the "Adviser") is investment adviser to High Yield Portfolio. In addition, it provides administrative services to Institutional Client High Yield Fund and High Yield Portfolio. For a description of the Adviser and its fees, see Management.


FEE TABLE

Shareholder Transaction Expenses
Sales Load Imposed on Purchases........................None
Sales Load Imposed on Reinvested Dividends.............None
Deferred Sales Load....................................None
Redemption Fees........................................None
Exchange Fees..........................................None
Annual Fund Operating Expenses (after fee
  waiver; as a percentage of average
  net assets)
Management and Administrative Fees (after fee waiver)..0.00%
12b-1 Fees.............................................None
Other Expenses (after fee waiver)......................0.50%
                                                       -----
Total Fund Operating Expenses (after fee waiver).......0.50%
                                                       =====

Example.
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

           1 year     3 years
          -------     -------
            $5          $16

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in Institutional Client High Yield Fund. The information in the table is based upon actual expenses incurred in the last fiscal year. The figures assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same during each of the periods, that all income dividends and capital gains distributions are reinvested in additional Fund shares, and that, for purposes of fee breakpoints, the net assets remain at the same level as in the last fiscal year.

From time to time, the Adviser may voluntarily waive a portion of its fees payable by Institutional Client High Yield Fund and the Fund's pro rata share of the fees and expenses payable by High Yield Portfolio. The Adviser has agreed to voluntarily waive such fees to the extent the ordinary operating expenses of Institutional Client High Yield Fund exceed 0.50% of its annual average net assets. This commitment will be reviewed by the Adviser on Jan. 31, 2000, at which time the commitment could be continued or terminated. In addition, the commitment is subject to earlier review and possible termination by the Adviser on 30 days' notice to the Fund. Absent such expense undertaking, the Management and Administrative Fees, Other Expenses and Total Fund Operating Expenses would have been 0.65%, 1.94% and 2.59%, respectively. Any such fee waiver will lower Institutional Client High Yield Fund's overall expense ratio and increase its overall return to investors. (Also see Management--Fees and Expenses.)

Institutional Client High Yield Fund pays the Adviser an administrative fee based on its average daily net assets and High Yield Portfolio pays the Adviser a management fee based on its average daily net assets. The Fee Table summarizes the expenses of both Institutional Client High Yield Fund and High Yield Portfolio. Fees and expenses are described under Management. Institutional Client High Yield Fund bears its proportionate share of Portfolio expenses. The Trustees of Stein Roe Trust have considered whether the annual operating expenses of Institutional Client High Yield Fund, including its proportionate share of the expenses of High Yield Portfolio, would be more or less than if Institutional Client High Yield Fund invested directly in the securities held by High Yield Portfolio, and concluded that Institutional Client High Yield Fund's expenses would not be materially greater in such case.

The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing Institutional Client High Yield Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.


FINANCIAL HIGHLIGHTS

The table below reflects the results of operations of Institutional Client High Yield Fund on a per-share basis and has been audited by Ernst & Young LLP, independent auditors. The auditors' report related to information for this period was unqualified. The table should be read in conjunction with the Fund's financial statements and notes thereto. The annual report may be obtained from Stein Roe Trust without charge upon request.

                                        Period Ended June 30,
                                               1997 (a)
                                        ---------------------
Net Asset Value, Beginning of Period          $10.00
Income from Investment Operations
  Net investment income.........................0.33
  Net realized and unrealized gains on
    investments...............................  0.21
                                              ------
      Total from investment operations..........0.54
Distributions from net investment income...... (0.33)
                                              ------
Net Asset Value, End of Period................$10.21
                                              ======
Ratio of expenses to average net assets (b)...*0.50%
Ratio of net investment income to average
  net assets (c)..............................*8.76%
Total return (c).............................**5.48%
Net assets, end of period (000 omitted) ......$25,674
--------
*Annualized
**Not annualized
(a) From commencement of operations on Feb. 14, 1997.
(b) If Institutional Client High Yield Fund had paid all of its expenses and there had been no reimbursement of expenses by the Adviser, this ratio would have been 2.59% for the period ended June 30, 1997.
(c) Computed giving effect to the Adviser's fee waiver.


THE FUND

Stein Roe Institutional Client High Yield Fund ("Institutional Client High Yield Fund") is a no-load "mutual fund."
Institutional Client High Yield Fund does not impose commissions or charges when shares are purchased or redeemed. Institutional Client High Yield Fund is a series of Stein Roe Trust, an open-end management investment company, which is authorized to issue shares of beneficial interest in separate series.

Stein Roe & Farnham Incorporated (the "Adviser") provides portfolio management services to High Yield Portfolio and administrative services to Institutional Client High Yield Fund and High Yield Portfolio.

Rather than invest in securities directly, Institutional Client High Yield Fund seeks to achieve its investment objective by using the "master fund/feeder fund" structure. Under that structure, Institutional Client High Yield Fund and other investment companies with the same investment objective invest their assets in another investment company having the same investment objective and substantially the same investment policies as Institutional Client High Yield Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. Institutional Client High Yield Fund invests all of its net investable assets in SR&F High Yield Portfolio ("High Yield Portfolio"), which is a series of SR&F Base Trust ("Base Trust"). (See Master Fund/Feeder Fund: Structure and Risk Factors.)


INVESTMENT POLICIES

Institutional Client High Yield Fund and High Yield Portfolio each seek total return by investing for a high level of current income and capital growth. Further information on portfolio investments and strategies may be found under Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information. Institutional Client High Yield Fund seeks to achieve its objective by investing all of its assets in High Yield Portfolio. The investment policies of High Yield Portfolio are substantially identical to those of Institutional Client High Yield Fund.

High Yield Portfolio invests principally in high-yield, high-risk medium- and lower-quality debt securities. The medium- and lower-quality debt securities in which High Yield Portfolio invests normally offer a current yield or yield to maturity that is significantly higher than the yield from securities rated in the three highest categories assigned by rating services such as Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's").

Under normal circumstances, at least 65% of High Yield Portfolio's assets will be invested in high-yield, high-risk medium- and lower-quality debt securities rated lower than Baa by Moody's and lower than BBB by S&P, or equivalent ratings as determined by other rating agencies, or unrated securities that the Adviser determines to be of comparable quality. Medium-quality debt securities, although considered investment grade, have some speculative characteristics. Lower-quality debt securities are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy, and are commonly referred to as "junk bonds." The lowest rating assigned by Moody's is for bonds that can be regarded as having extremely poor prospects of ever attaining any real investment standing. Some issuers of debt securities choose not to have their securities rated by a rating service, and High Yield Portfolio may invest in unrated securities that the Adviser has researched and believes are suitable for investment. High Yield Portfolio may invest in debt obligations that are in default, but such obligations are not expected to exceed 10% of High Yield Portfolio's assets.

High Yield Portfolio may invest up to 35% of its total assets in other securities including, but not limited to, pay-in-kind bonds, securities issued in private placements, bank loans, zero coupon bonds, foreign securities, convertible securities, futures, and options. High Yield Portfolio may also invest in higher-quality debt securities. Under normal market conditions, however, High Yield Portfolio is unlikely to emphasize higher-quality debt securities since generally they offer lower yields than medium- and lower-quality debt securities with similar maturities. High Yield Portfolio may also invest in common stocks and securities that are convertible into common stocks, such as warrants.

Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. High Yield Portfolio seeks to reduce investment risk through diversification, credit analysis, and evaluation of developments in both the economy and financial markets.

An economic downturn could severely disrupt the high-yield market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments (see Risks and Investment Considerations) and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

Achievement of the investment objective will be more dependent on the Adviser's credit analysis than would be the case if High Yield Portfolio were investing in higher-quality debt securities. Since the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, the Adviser employs its own credit research and analysis, from which it has developed a proprietary credit rating system based upon comparative credit analyses of issuers within the same industry. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

Medium- and lower-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and High Yield Portfolio may have greater difficulty selling its portfolio securities. (See Net Asset Value.) The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

For the fiscal year ended June 30, 1997, High Yield Portfolio's investment portfolio was invested, on average, as follows: high-quality short-term instruments, 3.2%; BBB, 1.3%; BB, 25.0%; B, 64.1%; and unrated, 6.4%. The ratings are based on a dollar-weighted average, computed monthly, and reflect the higher of S&P or Moody's ratings. The ratings do not necessarily reflect the current or future composition of High Yield Portfolio.


PORTFOLIO INVESTMENTS AND STRATEGIES

Foreign Securities. High Yield Portfolio may invest in foreign securities, but will not invest in a foreign security if, as a result of such investment, more than 25% of its total assets would be invested in foreign securities. For purposes of this restriction, foreign debt securities do not include securities represented by American Depositary Receipts ("ADRs"), foreign debt securities denominated in U.S. dollars, or securities guaranteed by a U.S. person such as a corporation domiciled in the United States that is a parent or affiliate of the issuer of the securities being guaranteed. High Yield Portfolio may invest in sponsored or unsponsored ADRs. In addition to, or in lieu of, such direct investment, High Yield Portfolio may construct a synthetic foreign position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. In connection with the purchase of foreign securities, High Yield Portfolio may contract to purchase an amount of foreign currency sufficient to pay the purchase price of the securities at the settlement date. (See Risks and Investment Considerations.)

Derivatives. Consistent with its objective, High Yield Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, and other instruments, the value of which is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency ("Derivatives"). High Yield Portfolio does not expect to invest more than 5% of its net assets in any type of Derivative except options, futures contracts, and futures options.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

Mortgage and Other Asset-Backed Debt Securities. High Yield Portfolio may invest in securities secured by mortgages or other assets such as automobile or home improvement loans and credit card receivables. These instruments may be issued or guaranteed by the U.S. Government or by its agencies or instrumentalities or by private entities such as commercial, mortgage and investment banks and financial companies or financial subsidiaries of industrial companies.

Securities issued by GNMA represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration, or guaranteed by the Veterans
Administration.  Securities issued by FNMA and FHLMC, U.S.
Government-sponsored corporations, also represent an interest in a pool of mortgages.

The timely payment of principal and interest on GNMA securities is guaranteed by GNMA and backed by the full faith and credit of the U.S. Treasury. FNMA guarantees full and timely payment of interest and principal on FNMA securities. FHLMC guarantees timely payment of interest and ultimate collection of principal on FHLMC securities. FNMA and FHLMC securities are not backed by the full faith and credit of the U.S. Treasury.

Mortgage-backed debt securities, such as those issued by GNMA, FNMA, and FHLMC, are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are "passed through" to investors. Mortgage-backed securities provide either a pro rata interest in underlying mortgages or an interest in collateralized mortgage obligations ("CMOs"), which represent a right to interest and/or principal payments from an underlying mortgage pool. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities and are usually issued in multiple classes, each of which has different payment rights, prepayment risks, and yield characteristics.

Mortgage-backed securities involve the risk of prepayment of the underlying mortgages at a faster or slower rate than the established schedule. Prepayments generally increase with falling interest rates and decrease with rising rates, but they also are influenced by economic, social, and market factors. If mortgages are prepaid during periods of declining interest rates, there would be a resulting loss of the full-term benefit of any premium paid by High Yield Portfolio on purchase of the securities, and the proceeds of prepayment would likely be invested at lower interest rates. High Yield Portfolio tends to invest in CMOs of classes known as planned amortization classes ("PACs") which have prepayment protection features tending to make them less susceptible to price volatility.

Non-mortgage asset-backed securities usually have less prepayment risk than mortgage-backed securities, but have the risk that the collateral will not be available to support payments on the underlying loans which finance payments on the securities themselves. Therefore, greater emphasis is placed on the credit quality of the security issuer and the guarantor, if any.

Asset-backed securities tend to experience greater price volatility than straight debt securities.

REMICs. High Yield Portfolio may invest in real estate mortgage investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA-, FHLMC- or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution and principal and interest by FNMA.

Floating Rate Instruments. High Yield Portfolio may also invest in floating rate instruments which provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%. High Yield Portfolio does not intend to invest more than 5% of its net assets in floating rate instruments.

Futures and Options. High Yield Portfolio may purchase and write both call options and put options on securities, indexes and foreign currencies, and enter into interest rate, index and foreign currency futures contracts. High Yield Portfolio may also write options on such futures contracts and purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks, consistent with its investment objective, in order to provide additional revenue, or to hedge against changes in security prices, interest rates, or currency fluctuations. High Yield Portfolio may write a call or put option only if the option is covered. As the writer of a covered call option, High Yield Portfolio foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when High Yield Portfolio seeks to close out a position. Because of low margin deposits required, the use of futures contracts involves a high degree of leverage, and may result in losses in excess of the amount of the margin deposit.

Lending of Portfolio Securities. Subject to certain restrictions, High Yield Portfolio may lend portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by High Yield Portfolio. High Yield Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. High Yield Portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, High Yield Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. High Yield Portfolio may participate in an interfund lending program, subject to certain restrictions described in the Statement of Additional Information.

When-Issued and Delayed-Delivery Securities; Standby Commitments. High Yield Portfolio's assets may include securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. High Yield Portfolio makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. Securities purchased in this manner involve a risk of loss if the value of the security purchased declines before the settlement date.

When-issued or delayed-delivery securities may sometimes be purchased on a "dollar roll" basis, meaning that High Yield Portfolio will sell securities with a commitment to purchase similar, but not identical, securities at a future date. Generally, the securities are repurchased at a price lower than the sales price. Dollar roll transactions involve the risk of restrictions on the Portfolio's ability to repurchase the security if the counterparty becomes insolvent; an adverse change in the price of the security during the period of the roll or that the value of the security repurchased will be less than the security sold; and transaction costs exceeding the return earned by High Yield Portfolio on the sales proceeds of the dollar roll.

High Yield Portfolio may also invest in securities purchased on a standby commitment basis, which is a delayed-delivery agreement in which High Yield Portfolio binds itself to accept delivery of a security at the option of the other party to the agreement.

PIK and Zero Coupon Bonds. High Yield Portfolio may invest up to 20% of its total assets in zero coupon bonds and bonds the interest on which is payable in kind ("PIK bonds"). A zero coupon bond is a bond that does not pay interest for its entire life. A PIK bond pays interest in the form of additional securities. The market prices of both zero coupon and PIK bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically and in cash. In addition, because High Yield Portfolio accrues income with respect to these securities prior to the receipt of such interest in cash, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Short Sales Against the Box. High Yield Portfolio may sell short securities it owns or has the right to acquire without further consideration, a technique called selling short "against the box." Short sales against the box may protect it against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. For a more complete explanation, please refer to the Statement of Additional Information.

Rule 144A Securities. High Yield Portfolio may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That Rule permits certain qualified institutional buyers, such as the Portfolio, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the restriction of investing no more than 10% of net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a High Yield Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 10% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. High Yield Portfolio does not expect to invest as much as 5% of its total assets in Rule 144A securities that have not been deemed to be liquid by the Adviser.

Portfolio Turnover. In attempting to attain its objective, High Yield Portfolio may sell portfolio securities without regard to the period of time they have been held. Further, the Adviser may purchase and sell securities for the investment portfolio with a view to maximizing current return, even if portfolio changes would cause the realization of capital gains. Although the average stated maturity of High Yield Portfolio will be from five to ten years, the Adviser may adjust the average effective maturity of the investment portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. As a result, the turnover rate of High Yield Portfolio may vary from year to year. The turnover rate for High Yield Portfolio may exceed 100%, but is not expected to exceed 200% under normal market conditions. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains (which may be taxable) or losses. (See Distributions and Income Taxes.)


INVESTMENT RESTRICTIONS

Each of Institutional Client High Yield Fund and High Yield
Portfolio is diversified as that term is defined in the Investment Company Act of 1940.

Neither Institutional Client High Yield Fund nor High Yield Portfolio may invest in a security if, as a result of such investment: (1) with respect to 75% of its assets, more than 5% of its total assets would be invested in the securities of any one issuer, except for U.S. Government Securities or repurchase agreements /1/ for such securities; or (2) 25% or more of its total assets would be invested in the securities of a group of issuers in the same industry, except that this restriction does not apply to U.S. Government Securities. Notwithstanding these limitations, Institutional Client High Yield Fund may invest all of its assets in another investment company (such as High Yield Portfolio) having the identical investment objective under a master fund/feeder fund structure.
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/1/ A repurchase agreement involves a sale of securities to High Yield Portfolio with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and losses. The Portfolio may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.
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Neither Institutional Client High Yield Fund nor High Yield Portfolio may make loans except that it may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly distributed or privately placed debt securities;
(3) lend portfolio securities under certain conditions; and (4) participate in an interfund lending program with other Stein Roe Funds and Portfolios. Neither may borrow money, except for nonleveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither the aggregate borrowings (including reverse repurchase agreements) nor the aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of total assets.

The policies set forth in the second and third paragraphs under Investment Restrictions (but not the footnote) are fundamental policies of Institutional Client High Yield Fund and High Yield Portfolio./2/ The Statement of Additional Information contains all of the investment restrictions.
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/2/ A fundamental policy may be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act.
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RISKS AND INVESTMENT CONSIDERATIONS

The risks inherent in Institutional Client High Yield Fund depend primarily upon the term and quality of the obligations in High Yield Portfolio's investment portfolio, as well as on market conditions. Although High Yield Portfolio seeks to reduce risk by investing in a diversified portfolio, this does not eliminate all risk. Institutional Client High Yield Fund is designed for investors who can accept the heightened level of risk and principal fluctuation which might result from a portfolio that invests at least 65% of its assets in medium- and lower-quality debt securities.

The market value of securities in the investment portfolio tends to vary inversely with the level of interest rates. As a result, interest rate fluctuations may affect net asset value. (Because yields on debt securities available for purchase vary over time, no specific yield on shares of Institutional Client High Yield Fund can be assured.) In addition, if the bonds in the investment portfolio contain call, prepayment or redemption provisions, during a period of declining interest rates, these securities are likely to be redeemed, and High Yield Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors.

Investments in foreign securities, including ADRs, represent both risks and opportunities not typically associated with investments in domestic issuers. Risks of foreign investing include currency risk, less complete financial information on issuers, different accounting, auditing and financial reporting standards, different settlement practices, less market liquidity, more market volatility, less well-developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by nonresidents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by nonresidents. Foreign investments also tend to involve higher transaction and custody costs.

High Yield Portfolio may enter into foreign currency forward contracts and use options and futures contracts, as described elsewhere in this prospectus, to limit or reduce foreign currency risk.

There can be no assurance that Institutional Client High Yield Fund or High Yield Portfolio will achieve its objective, nor can High Yield Portfolio assure that payments of interest and principal on portfolio securities will be made when due. If, after purchase by High Yield Portfolio, the rating of a portfolio security is lost or reduced, High Yield Portfolio would not be required to sell the security, but the Adviser would consider such a change in deciding whether to retain the security in the investment portfolio.

The investment objective of Institutional Client High Yield Fund and High Yield Portfolio is not fundamental and may be changed by the respective Board of Trustees without a vote of shareholders.


HOW TO PURCHASE SHARES

Shares of Institutional Client High Yield Fund are intended primarily for investors who are (or through purchase of Fund shares become) clients of the Adviser's Institutional Asset Management Division. Shares may also be available to other investors if, in the judgment of the Adviser, the sale of shares to such investors would not adversely affect the Fund or its shareholders. The initial purchase minimum is $1,000,000 and the minimum subsequent investment is $100,000. For more information on how to purchase Fund shares, please call Stein Roe Retirement Services at 800-322-1130. Stein Roe Trust reserves the right to waive or lower its investment minimums for any reason.

Conditions of Purchase. Each purchase order for Institutional Client High Yield Fund must be accepted by an authorized officer of Stein Roe Trust or its authorized agent and is not binding until accepted and entered on the books of Institutional Client High Yield Fund. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. Stein Roe Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of Stein Roe Trust or of Institutional Client High Yield Fund's shareholders.

Purchase Price and Effective Date. Each purchase of Institutional Client High Yield Fund's shares is made at its net asset value (see Net Asset Value) next determined after receipt of an order in good form, including receipt of payment by Institutional Client High Yield Fund.


HOW TO REDEEM SHARES

Shares of Institutional Client High Yield Fund may be redeemed any day the New York Stock Exchange ("NYSE") is open at the net asset value next calculated after a redemption order is received and accepted by Stein Roe Trust.

Redemption instructions may not be cancelled or revoked once they have been received and accepted by Stein Roe Trust. Stein Roe Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Because the redemption price you receive depends upon Institutional Client High Yield Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss. Stein Roe Trust will generally mail payment for shares redeemed within seven days after proper instructions are received.

Stein Roe Trust reserves the right to redeem shares in any account and send the proceeds to the owner if the shares in the account do not have a value of at least $1,000,000. A shareholder would be notified that his account is below the minimum and would be allowed 30 days to increase the account before the redemption is processed.


NET ASSET VALUE

The purchase and redemption price of Institutional Client High Yield Fund's shares is its net asset value per share. Institutional Client High Yield Fund determines the net asset value of its shares as of the close of trading on the NYSE (currently 3:00 p.m., central time) by dividing the difference between the values of its assets and liabilities by the number of shares outstanding. High Yield Portfolio allocates net asset value, income, and expenses to Institutional Client High Yield Fund and any other of its feeder funds in proportion to their respective interests in High Yield Portfolio.

Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value of Institutional Client High Yield Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time.

Securities for which market quotations are readily available at the time of valuation are valued on that basis. Long-term straight-debt securities for which market quotations are not readily available are valued at a fair value based on valuations provided by pricing services approved by the Board, which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost, which does not take into account unrealized gains or losses. The Board believes that the amortized cost represents a fair value for such securities. Short-term debt securities with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. Other assets and securities held by High Yield Portfolio for which these valuation methods do not produce a fair value are valued by a method that the Board believes will determine a fair value.


DISTRIBUTIONS AND INCOME TAXES

Distributions. Income dividends are declared each business day, paid monthly, and confirmed at least quarterly. Institutional Client High Yield Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the 12-month period ended Oct. 31 in that year. It intends to distribute any undistributed net investment income and net realized capital gains in the following year.

All income dividends and capital gains distributions will be reinvested in additional shares unless you elect to have distributions paid in cash. Reinvestment normally occurs on the payable date. Stein Roe Trust reserves the right to reinvest the proceeds and future distributions in additional shares of Institutional Client High Yield Fund if checks mailed to you for distributions are returned as undeliverable or are not presented for payment within six months.

Income Taxes. Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in Jan. but was declared in the prior calendar year is deemed paid in the prior calendar year.

You will be subject to federal income tax at ordinary rates on income dividends and distributions of net short-term capital gains. Distributions of net long-term capital gains will be taxable to you as long-term capital gains regardless of the length of time you have held your shares.

You will be advised annually as to the source of distributions.
If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

If you realize a loss on the sale or exchange of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gains distributions you have received with respect to those shares.

For federal income tax purposes, Institutional Client High Yield Fund is treated as a separate taxable entity distinct from any other series of the Stein Roe Trust. It intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, so that it will be relieved of federal income tax on that part of its net investment income and net capital gains that is distributed to shareholders.

This section is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor.


INVESTMENT RETURN

The total return from an investment in Institutional Client High Yield Fund is measured by the distributions received (assuming reinvestment) plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

The yield of Institutional Client High Yield Fund is calculated by dividing its net investment income per share (a hypothetical figure as defined in the SEC rules) during a 30-day period by the net asset value per share on the last day of the period. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

Comparison of Institutional Client High Yield Fund's yield or total return with those of alternative investments should consider differences between Institutional Client High Yield Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Yield figures are not based on actual dividends paid. Past performance is not necessarily indicative of future results. To obtain current yield or total return information, you may call 800-322-1130.


MANAGEMENT

Trustees and Investment Adviser. The Board of Trustees of the Stein Roe Trust has overall management responsibility for Stein Roe Trust and Institutional Client High Yield Fund; the Board of Base Trust has overall management responsibility for High Yield Portfolio. See Management in the Statement of Additional Information for the names of and other information about the trustees and officers. Since Stein Roe Trust and Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of Institutional Client High Yield Fund and High Yield Portfolio.

The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the investment portfolio of High Yield Portfolio and the business affairs of Institutional Client High Yield Fund, High Yield Portfolio, Stein Roe Trust, and Base Trust, subject to the direction of the respective Board. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser and its predecessor have advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

Portfolio Manager. Stephen F. Lockman became portfolio manager of High Yield Portfolio on Mar. 3, 1997. He had been associate portfolio manager of High Yield Portfolio since its inception in Nov. 1996 and of Stein Roe Income Fund since Oct. 1995. Mr. Lockman joined the Adviser in Jan. 1994. As a senior research analyst for the Adviser's fixed income department from 1994 to 1997, Mr. Lockman has broad expertise in the fixed income markets, with specialties in the high yield sector and the aerospace, broadcasting, entertainment, insurance, mining/metals, paper/forest products, printing, publishing and real estate industries. In addition, he served as the fixed income department's sovereign debt analyst from 1994 to 1997, evaluating securities for its more than $1 billion portfolio of dollar-denominated foreign investments. Mr. Lockman previously served as portfolio manager for the Illinois State Board of Investment from 1987 to 1994, and as a trust investment officer for LaSalle National Bank from 1983 to 1987. A chartered financial analyst, Mr. Lockman earned a bachelor's degree in 1983 from the University of Illinois and a master's degree in 1986 from DePaul University. As of June 30, 1997, he was responsible for managing $415 million in mutual fund net assets for the Adviser.

Fees and Expenses. The Adviser is entitled to receive a monthly administrative fee from Institutional Client High Yield Fund, computed and accrued daily, at an annual rate of .150% of the first $500 million of average net assets and .125% thereafter; and a monthly management fee from High Yield Portfolio, computed and accrued daily, at an annual rate of .500% of the first $500 million of average net assets and .475% thereafter. However, as noted above under Fee Table, the Adviser may voluntarily waive a portion of its fees. For the fiscal year ended June 30, 1997, Institutional Client High Yield Fund's administrative fee, in addition to its pro rata portion of High Yield Portfolio's management fees, was 0.00% of average net assets, after the fee waiver.

Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to Institutional
Client High Yield Fund and High Yield Portfolio including computation of net asset value and calculation of net income and capital gains and losses on disposition of assets.

Portfolio Transactions. The Adviser places the orders for the purchase and sale of portfolio securities and options and futures contracts. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

Transfer Agent.  SteinRoe Services Inc. ("SSI"), One South Wacker
Drive, Chicago, Illinois 60606, a wholly owned subsidiary of Liberty Financial, is the agent of Stein Roe Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

Distributor. Shares of Institutional Client High Yield Fund are currently distributed by Liberty Securities Corporation, 100 Manhattanville Road, Purchase, New York 10577. On Jan. 1, 1998, Liberty Financial Investments, Inc. (formerly named Colonial Investment Services, Inc.), One Financial Center, Boston, Massachusetts 02111, will become the distributor. Liberty Securities Corporation and Liberty Financial Investments, Inc. are subsidiaries of Liberty Financial.

     Fund shares are offered for sale without any sales commissions or charges to the Fund or to its shareholders. All distribution and promotional expenses are paid by the Adviser, including payments to a distributor for sales of Fund shares. All Fund correspondence (including purchase and redemption orders) should be mailed to SteinRoe Services Inc. at P.O. Box 8900, Boston, Massachusetts 02205.

Custodian. State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Institutional Client High Yield Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)


ORGANIZATION AND DESCRIPTION OF SHARES

Stein Roe Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated July 31, 1996, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Stein Roe Trust's shareholders or its trustees. Stein Roe Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, Institutional Client High Yield Fund is the only series authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as Stein Roe Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, Stein Roe Trust or any particular series shall look only to the assets of Stein Roe Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of Stein Roe Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and Stein Roe Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of Stein Roe Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.

MASTER FUND/FEEDER FUND:  STRUCTURE AND RISK FACTORS

Institutional Client High Yield Fund, an open-end management investment company, seeks to achieve its objective by investing all of its assets in another mutual fund having an investment objective identical to that of Institutional Client High Yield Fund. The initial shareholder of Institutional Client High Yield Fund approved this policy of permitting Institutional Client High Yield Fund to act as a feeder fund by investing in High Yield Portfolio. Please refer to Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of Institutional Client High Yield Fund and High Yield Portfolio. The management and expenses of both Institutional Client High Yield Fund and High Yield Portfolio are described under Fee Table and Management. Institutional Client High Yield Fund bears its proportionate share of Portfolio expenses.

The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

SR&F High Yield Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Aug. 23, 1993. The Declaration of Trust of Base Trust provides that Institutional Client High Yield Fund and other investors in High Yield Portfolio will each be liable for all obligations of High Yield Portfolio that are not satisfied by High Yield Portfolio. However, the risk of Institutional Client High Yield Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and High Yield Portfolio itself were unable to meet its obligations. Accordingly, the trustees of Stein Roe Trust believe that neither Institutional Client High Yield Fund nor its shareholders will be adversely affected by reason of Institutional Client High Yield Fund's investing in High Yield Portfolio.

The Declaration of Trust of Base Trust provides that High Yield Portfolio will terminate 120 days after the withdrawal of Institutional Client High Yield Fund or any other investor in High Yield Portfolio, unless the remaining investors vote to agree to continue the business of High Yield Portfolio. The trustees of Stein Roe Trust may vote Institutional Client High Yield Fund's interests in High Yield Portfolio for such continuation without approval of Institutional Client High Yield Fund's shareholders.

The common investment objective of Institutional Client High Yield Fund and High Yield Portfolio is non-fundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to Institutional Client High Yield Fund's shareholders.

The fundamental policies of Institutional Client High Yield Fund and the corresponding fundamental policies of the Portfolio can be changed only with shareholder approval.

If Institutional Client High Yield Fund, as a Portfolio investor, is requested to vote on a proposed change in fundamental policy of High Yield Portfolio or any other matter pertaining to High Yield Portfolio (other than continuation of the business of High Yield Portfolio after withdrawal of another investor), Institutional Client High Yield Fund will solicit proxies from its shareholders and vote its interest in High Yield Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. Institutional Client High Yield Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all High Yield Portfolio investors. If other investors hold a majority interest in High Yield Portfolio, they could have voting control over High Yield Portfolio.

In the event that High Yield Portfolio's fundamental policies were changed so as to be inconsistent with those of Institutional Client High Yield Fund, the Board of Trustees of Stein Roe Trust would consider what action might be taken, including changes to Institutional Client High Yield Fund's fundamental policies, withdrawal of Institutional Client High Yield Fund's assets from High Yield Portfolio and investment of such assets in another pooled investment entity, or the retention of another investment adviser. Any of these actions would require the approval of Institutional Client High Yield Fund's shareholders.
Institutional Client High Yield Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of Institutional Client High Yield Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to Institutional Client High Yield Fund. Should such a distribution occur, Institutional Client High Yield Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for Institutional Client High Yield Fund and could affect the liquidity of Institutional Client High Yield Fund.

Each investor in High Yield Portfolio, including Institutional Client High Yield Fund, may add to or reduce its investment in High Yield Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in High Yield Portfolio will be computed as the percentage equal to the fraction
(i) the numerator of which is the beginning of the day value of such investor's investment in High Yield Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in High Yield Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of High Yield Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in High Yield Portfolio by all investors in High Yield Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in High Yield Portfolio as of the close of business.

Base Trust may permit other investment companies and/or other institutional investors to invest in High Yield Portfolio, but members of the general public may not invest directly in High Yield Portfolio. Other investors in High Yield Portfolio are not required to sell their shares at the same public offering price as Institutional Client High Yield Fund, could incur different administrative fees and expenses than Institutional Client High Yield Fund, and their shares might be sold with a sales commission. Therefore, Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in High Yield Portfolio. Investment by such other investors in High Yield Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the Portfolio's operating expenses as a percentage of its net assets. Conversely, large-scale redemptions by any such other investors in High Yield Portfolio could result in untimely liquidations of High Yield Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of High Yield Portfolio as a percentage of its net assets. As a result, High Yield Portfolio's security holdings may become less diverse, resulting in increased risk.

Information regarding any other investors in High Yield Portfolio may be obtained by writing to SR&F Base Trust, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606 or by calling 800-338-2550. The Adviser may provide administrative or other services to one or more of such investors.


FOR MORE INFORMATION

Contact Stein Roe Retirement Services at 800-322-1130 for more information about Institutional Client High Yield Fund.


APPENDIX--RATINGS

Ratings In General. A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which High Yield Portfolio invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

Corporate Bond Ratings

Ratings By Moody's
Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such bonds.
Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.
A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa. Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.
Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Ratings By S&P
AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.
AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.
BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC, or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
C1. This rating is reserved for income bonds on which no interest is being paid.
D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NOTES: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Foreign debt is rated on the same basis as domestic debt measuring the creditworthiness of the issuer; ratings of foreign debt do not take into account currency exchange and related uncertainties.

The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

Commercial Paper Ratings
Ratings By Moody'. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

   Prime-1   Highest Quality
   Prime-2   Higher Quality
   Prime-3   High Quality

If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

Ratings By S&P. A brief description of the applicable rating symbols and their meaning follows:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.
A-1. This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.
                   _________________________

       Statement of Additional Information Dated Nov. 5, 1997

                         STEIN ROE TRUST

         Stein Roe Institutional Client High Yield Fund

     Suite 3200, One South Wacker Drive, Chicago, Illinois 60606


     This Statement of Additional Information is not a prospectus but provides additional information that should be read in conjunction with the Prospectus dated Nov. 5, 1997 and any supplements thereto. The Prospectus may be obtained at no charge by telephoning Stein Roe Retirement Services at 800-322-1130.


                         TABLE OF CONTENTS
                                                             Page

General Information and History................................2
Investment Policies............................................3
Portfolio Investments and Strategies...........................5
Investment Restrictions.......................................21
Additional Investment Considerations..........................24
Purchases and Redemptions.....................................25
Management....................................................26
Financial Statements..........................................29
Principal Shareholders........................................29
Investment Advisory Services..................................30
Distributor...................................................32
Transfer Agent................................................32
Custodian.....................................................32
Independent Auditors..........................................33
Portfolio Transactions........................................33
Additional Income Tax Considerations..........................35
Investment Performance........................................35


                GENERAL INFORMATION AND HISTORY

     Stein Roe Institutional Client High Yield Fund ("Institutional Client High Yield Fund") is a series of the Stein Roe Trust. Institutional Client High Yield Fund invests all of its net investable assets in shares of SR&F High Yield Portfolio ("High Yield Portfolio"), which is a series of shares of SR&F Base Trust ("Base Trust").

     Currently Institutional Client High Yield Fund is the only series of Stein Roe Trust authorized and outstanding. Each share of a series, without par value, is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series, and all shares of a series have equal rights in the event of liquidation of that series. Each whole share (or fractional share) outstanding on the record date established in accordance with the By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). As a business trust, Stein Roe Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of its outstanding shares, Stein Roe Trust will call a special meeting for the purpose of voting upon the question of removal of a trustee or trustees and will assist in the communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940. All shares of Stein Roe Trust are voted together in the election of trustees. On any other matter submitted to a vote of shareholders, shares are voted by individual series and not in the aggregate, except that shares are voted in the aggregate when required by the Investment Company Act of 1940 or other applicable law. When the Board of Trustees determines that the matter affects only the interests of one or more series, shareholders of the unaffected series are not entitled to vote on such matters.

     Stein Roe & Farnham Incorporated (the "Adviser") provides administrative and accounting and recordkeeping services to Institutional Client High Yield Fund and High Yield Portfolio and provides investment advisory services to High Yield Portfolio.

Special Considerations Regarding Master Fund/Feeder Fund Structure

     Rather than invest in securities directly, Institutional Client High Yield Fund seeks to achieve its objective by pooling its assets with those of other investment companies for investment in another mutual fund having the same investment objective and substantially the same investment policies. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. For more information, please refer to the Prospectus under the caption Master Fund/Feeder Fund: Structure and Risk Factors.


                      INVESTMENT POLICIES

     The following information supplements the discussion of the investment objective and policies of Institutional Client High Yield Fund and High Yield Portfolio described in the Prospectus. In pursuing its objective, High Yield Portfolio will invest as described below and may employ the investment techniques described in the Prospectus and in this Statement of Additional Information under Portfolio Investments and Strategies. The investment objective is a non-fundamental policy and may be changed by the Board of Trustees without the approval of a "majority of the outstanding voting securities." /1/
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/1/ A "majority of the outstanding voting securities" means the approval of the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares.
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     Institutional Client High Yield Fund seeks to achieve its objective by investing all of its assets in High Yield Portfolio. The investment objective and policies of Institutional Client High Yield Fund and High Yield Portfolio are substantially identical. High Yield Portfolio seeks total return by investing for a high level of current income and capital growth.

     High Yield Portfolio invests principally in high-yield, high-risk medium- and lower-quality debt securities. The medium- and lower-quality debt securities in which High Yield Portfolio will invest normally offer a current yield or yield to maturity that is significantly higher than the yield from securities rated in the three highest categories assigned by rating services such as Standard & Poor's Corporation ("S&P") and by Moody's Investors Service, Inc. ("Moody's").

     Under normal circumstances, at least 65% of High Yield Portfolio's assets will be invested in high-yield, high-risk medium- and lower-quality debt securities rated lower than Baa by Moody's and lower than BBB by S&P, or equivalent ratings as determined by other rating agencies, or unrated securities that the Adviser determines to be of comparable quality. Medium-quality debt securities, although considered investment grade, have some speculative characteristics. Lower-quality debt securities are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy, and are commonly referred to as "junk bonds." Some issuers of debt securities choose not to have their securities rated by a rating service, and High Yield Portfolio may invest in unrated securities that the Adviser has researched and believes are suitable for investment. High Yield Portfolio may invest in debt obligations that are in default, but such obligations are not expected to exceed 10% of High Yield Portfolio's assets.

     High Yield Portfolio may invest up to 35% of its total assets in other securities including, but not limited to, pay-in-kind bonds, securities issued in private placements, bank loans, zero coupon bonds, foreign securities, convertible securities, futures, and options. High Yield Portfolio may also invest in higher-quality debt securities. Under normal market conditions, however, High Yield Portfolio is unlikely to emphasize higher-quality debt securities since generally they offer lower yields than medium- and lower-quality debt securities with similar maturities. High Yield Portfolio may also invest in common stocks and securities that are convertible into common stocks, such as warrants.

     Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. High Yield Portfolio seeks to reduce investment risk through diversification, credit analysis, and evaluation of developments in both the economy and financial markets.

     An economic downturn could severely disrupt the high-yield market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

Achievement of the investment objective will be more dependent on the Adviser's credit analysis than would be the case if High Yield Portfolio were investing in higher-quality debt securities. Since the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, the Adviser employs its own credit research and analysis, from which it has developed a proprietary credit rating system based upon comparative credit analyses of issuers within the same industry. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

     Lower-quality debt securities are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy, and are commonly referred to as "junk bonds." The lowest rating assigned by Moody's is for bonds that can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Medium- and lower-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and High Yield Portfolio may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.


               PORTFOLIO INVESTMENTS AND STRATEGIES

Derivatives

     Consistent with its objective, High Yield Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, and other instruments the value of which is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency ("Derivatives").

     Derivatives are most often used to manage investment risk or to create an investment position indirectly because it is more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability, or other factors. They also may be used in an effort to enhance portfolio returns.

     The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives.

     High Yield Portfolio does not intend to invest more than 5% of its assets in any type of Derivative except for options, futures contracts, and futures options.

Mortgage and Other Asset-Backed Securities

     High Yield Portfolio may invest in securities secured by mortgages or other assets such as automobile or home improvement loans and credit card receivables. These instruments may be issued or guaranteed by the U.S. Government or by its agencies or instrumentalities or by private entities such as commercial, mortgage and investment banks and financial companies or financial subsidiaries of industrial companies.

     Mortgage-backed securities provide either a pro rata interest in underlying mortgages or an interest in collateralized mortgage obligations ("CMOs") which represent a right to interest and/or principal payments from an underlying mortgage pool. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities, and are usually issued in multiple classes each of which has different payment rights, prepayment risks and yield characteristics. Mortgage-backed securities involve the risk of prepayment on the underlying mortgages at a faster or slower rate than the established schedule. Prepayments generally increase with falling interest rates and decrease with rising rates but they also are influenced by economic, social and market factors. If mortgages are prepaid during periods of declining interest rates, there would be a resulting loss of the full-term benefit of any premium paid by High Yield Portfolio on purchase of the CMO, and the proceeds of prepayment would likely be invested at lower interest rates. High Yield Portfolio intends to invest in CMOs of classes known as planned amortization classes ("PACs") which have prepayment protection features tending to make them less susceptible to price volatility.

     Non-mortgage asset-backed securities usually have less prepayment risk than mortgage-backed securities, but have the risk that the collateral will not be available to support payments on the underlying loans which finance payments on the securities themselves. Therefore, greater emphasis is placed on the credit quality of the security issuer and the guarantor, if any.

REMICs

     High Yield Portfolio may invest in real estate mortgage investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA-, FHLMC- or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution and principal and interest by FNMA.

Floating Rate Instruments

     High Yield Portfolio may also invest in floating rate instruments which provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%. High Yield Portfolio does not intend to invest more than 5% of its net assets in floating rate instruments.

Lending of Portfolio Securities

     Subject to restriction (7) under Investment Restrictions, High Yield Portfolio may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by High Yield Portfolio. High Yield Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. High Yield Portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, High Yield Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while it seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Repurchase Agreements

     High Yield Portfolio may invest in repurchase agreements, provided that it will not invest more than 10% of net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to High Yield Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, High Yield Portfolio could experience both losses and delays in liquidating its collateral.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase
Agreements; Standby Commitments

     High Yield Portfolio may purchase instruments on a when-issued or delayed-delivery basis. Although payment terms are established at the time High Yield Portfolio enters into the commitment, the instruments may be delivered and paid for some time after the date of purchase, when their value may have changed and the yields available in the market may be greater. High Yield Portfolio will make such commitments only with the intention of actually acquiring the instruments, but may sell them before settlement date if it is deemed advisable for investment reasons. Securities purchased in this manner involve risk of loss if the value of the security purchased declines before settlement date.

     High Yield Portfolio may purchase securities on a when-issued or delayed-delivery basis, as described in the Prospectus. High Yield Portfolio makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. Securities purchased on a when-issued or delayed-delivery basis are sometimes done on a "dollar roll" basis. Dollar roll transactions consist of the sale by High Yield Portfolio of securities with a commitment to purchase similar but not identical securities, generally at a lower price at a future date. A dollar roll may be renewed after cash settlement and initially may involve only a firm commitment agreement by High Yield Portfolio to buy a security. A dollar roll transaction involves the following risks: if the broker-dealer to whom High Yield Portfolio sells the security becomes insolvent, High Yield Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security which High Yield Portfolio is required to repurchase may be worth less than a security which it originally held; and the return earned by High Yield Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

     High Yield Portfolio may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which High Yield Portfolio is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

     At the time High Yield Portfolio enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government or other "high grade" debt obligations) of High Yield Portfolio having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of High Yield Portfolio and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

     Standby commitment agreements create an additional risk for High Yield Portfolio because the other party to the standby agreement generally will not be obligated to deliver the security, but High Yield Portfolio will be obligated to accept it if delivered. Depending on market conditions, High Yield Portfolio may receive a commitment fee for assuming this obligation. If prevailing market interest rates increase during the period between the date of the agreement and the settlement date, the other party can be expected to deliver the security and, in effect, pass any decline in value to High Yield Portfolio. If the value of the security increases after the agreement is made, however, the other party is unlikely to deliver the security. In other words, a decrease in the value of the securities to be purchased under the terms of a standby commitment agreement will likely result in the delivery of the security, and, therefore, such decrease will be reflected in High Yield Portfolio's net asset value. However, any increase in the value of the securities to be purchased will likely result in the non-delivery of the security and, therefore, such increase will not affect the net asset value unless and until High Yield Portfolio actually obtains the security.

Short Sales Against the Box

     High Yield Portfolio may sell securities short against the box; that is, enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns at no additional cost. High Yield Portfolio may make short sales of securities only if at all times when a short position is open it owns at least an equal amount of such securities or securities convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, at no additional cost.

     In a short sale against the box, High Yield Portfolio does not deliver from its portfolio the securities sold. Instead, High Yield Portfolio borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of High Yield Portfolio, to the purchaser of such securities. High Yield Portfolio is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, High Yield Portfolio must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities at no additional cost. High Yield Portfolio is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold. High Yield Portfolio may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

     Short sales may protect High Yield Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount High Yield Portfolio owns, either directly or indirectly, and, in the case where High Yield Portfolio owns convertible securities, changes in the conversion premium.

     Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time High Yield Portfolio replaces the borrowed security, High Yield Portfolio will incur a loss and if the price declines during this period, High Yield Portfolio will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which High Yield Portfolio may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which High Yield Portfolio is able to enter into short sales. There is no limitation on the amount of High Yield Portfolio's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. High Yield Portfolio currently expects that no more than 5% of its total assets would be involved in short sales against the box.

Line of Credit

     Subject to restriction (8) under Investment Restrictions, High Yield Portfolio may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities.

Interfund Borrowing and Lending Program

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, Institutional Client High Yield Fund has received permission to lend money to, and borrow money from, other mutual funds advised by the Adviser. Institutional Client High Yield Fund will borrow through the program when borrowing is necessary and appropriate and the costs are equal to or lower than the costs of bank loans.

PIK and Zero Coupon Bonds

     High Yield Portfolio may invest up to 20% of its assets in zero coupon bonds and bonds the interest on which is payable in kind ("PIK bonds"). A zero coupon bond is a bond that does not pay interest for its entire life. A PIK bond pays interest in the form of additional securities. The market prices of both zero coupon and PIK bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically and in cash. In addition, because High Yield Portfolio accrues income with respect to these securities prior to the receipt of such interest in cash, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Rated Securities

     For a description of the ratings applied by rating services to debt securities, please refer to the Appendix to the Prospectus. The rated debt securities described under Investment Policies include securities given a rating conditionally by Moody's or provisionally by S&P. If the rating of a security is withdrawn or reduced, High Yield Portfolio is not required to sell the security, but the Adviser will consider such fact in determining whether to continue to hold the security. To the extent that the ratings accorded by Moody's or S&P for debt securities may change as a result of changes in such organizations, or changes in their rating systems, High Yield Portfolio will attempt to use comparable ratings as standards for its investments in debt securities in accordance with its investment policies.

Foreign Securities

     High Yield Portfolio may invest up to 25% of total assets (taken at market value at the time of investment) in securities of foreign issuers that are not publicly traded in the United States ("foreign securities"). For purposes of these limits, foreign securities do not include securities represented by American Depositary Receipts ("ADRs"), securities denominated in U.S. dollars, or securities guaranteed by U.S. persons. Investment in foreign securities may involve a greater degree of risk (including risks relating to exchange fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers.

     High Yield Portfolio may invest in both "sponsored" and "unsponsored" ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depositary and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR holders generally pay the expenses of the depositary and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. High Yield Portfolio does not expects to invest as much as 5% of its total assets in unsponsored ADRs.

     With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the investment portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under Currency Exchange Transactions.)

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

     Although High Yield Portfolio will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

     Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

     High Yield Portfolio's foreign currency exchange transactions are limited to transaction and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under Synthetic Foreign Positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of High Yield Portfolio arising in connection with the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows High Yield Portfolio to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign-denominated portfolio securities can be approximately matched by a foreign-denominated liability. High Yield Portfolio may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that High Yield Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, High Yield Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in High Yield Portfolio. High Yield Portfolio may not engage in "speculative" currency exchange transactions.

     At the maturity of a forward contract to deliver a particular currency, High Yield Portfolio may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for High Yield Portfolio to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency it is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency High Yield Portfolio is obligated to deliver.

     If High Yield Portfolio retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. If High Yield Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between High Yield Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, High Yield Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, High Yield Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive High Yield Portfolio of unrealized profits or force High Yield Portfolio to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for High Yield Portfolio to hedge against a devaluation that is so generally anticipated that High Yield Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to High Yield Portfolio of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     Synthetic Foreign Positions. High Yield Portfolio may invest in debt instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, High Yield Portfolio may construct a synthetic foreign position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. The results of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical.

     High Yield Portfolio may also construct a synthetic foreign position by entering into a swap arrangement. A swap is a contractual agreement between two parties to exchange cash flows-- at the time of the swap agreement and again at maturity, and, with some swaps, at various intervals through the period of the agreement. The use of swaps to construct a synthetic foreign position would generally entail the swap of interest rates and currencies. A currency swap is a contractual arrangement between two parties to exchange principal amounts in different currencies at a predetermined foreign exchange rate. An interest rate swap is a contractual agreement between two parties to exchange interest payments on identical principal amounts. An interest rate swap may be between a floating and a fixed rate instrument, a domestic and a foreign instrument, or any other type of cash flow exchange. A currency swap generally has the same risk characteristics as a forward currency contract, and all types of swaps have counter-party risk. Depending on the facts and circumstances, swaps may be considered illiquid. Illiquid securities usually have greater investment risk and are subject to greater price volatility. The net amount of the excess, if any, of High Yield Portfolio's obligations over which it is entitled to receive with respect to an interest rate or currency swap will be accrued daily and liquid assets (cash, U.S. Government securities, or other "high grade" debt obligations) of High Yield Portfolio having a value at least equal to such accrued excess will be segregated on the books of High Yield Portfolio and held by the custodian for the duration of the swap.

     High Yield Portfolio may also construct a synthetic foreign position by purchasing an instrument whose return is tied to the return of the desired foreign position. An investment in these "principal exchange rate linked securities" (often called PERLS) can produce a similar return to a direct investment in a foreign security.

Rule 144A Securities

     High Yield Portfolio may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That Rule permits certain qualified institutional buyers, such as High Yield Portfolio, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to High Yield Portfolio's restriction of investing no more than 10% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, High Yield Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that High Yield Portfolio does not invest more than 10% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. High Yield Portfolio does not expect to invest as much as 5% of its total assets in Rule 144A securities that have not been deemed to be liquid by the Adviser.

Portfolio Turnover

     The turnover rate for High Yield Portfolio in the future may vary greatly from year to year, and when portfolio changes are deemed appropriate due to market or other conditions, such turnover rate may be greater than might otherwise be anticipated. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains or losses. Distributions of any net realized gains are subject to federal income tax. (See Risks and Investment Considerations and Distributions and Income Taxes in the Prospectus, and Additional Income Tax Considerations in this Statement of Additional Information.)

Options on Securities and Indexes

     High Yield Portfolio may purchase and may sell both put options and call options on debt or other securities or indexes in standardized contracts traded on national securities exchanges, boards of trade, or similar entities, or quoted on Nasdaq, and agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on an individual security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     High Yield Portfolio will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if High Yield Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

     If an option written by High Yield Portfolio expires, it realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by High Yield Portfolio expires, it realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when High Yield Portfolio desires.

     High Yield Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, High Yield Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, High Yield Portfolio will realize a capital gain or, if it is less, it will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by High Yield Portfolio is an asset of High Yield Portfolio, valued initially at the premium paid for the option. The premium received for an option written by High Yield Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities markets and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when High Yield Portfolio seeks to close out an option position. If High Yield Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If High Yield Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option, High Yield Portfolio foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by High
Yield Portfolio, it would not be able to close out the option. If restrictions on exercise were imposed, High Yield Portfolio might be unable to exercise an option it has purchased.

Futures Contracts and Options on Futures Contracts

     High Yield Portfolio may use interest rate futures contracts and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index /2/ at a specified price and time. A public market exists in futures contracts covering a number of indexes as well as the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; and foreign currencies. It is expected that other futures contracts will be developed and traded.
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/2/ A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.
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     High Yield Portfolio may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. High Yield Portfolio might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of security prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of its securities or the price of the securities that it intends to purchase. Although other techniques could be used to reduce exposure to security price, interest rate and currency fluctuations, High Yield Portfolio may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     High Yield Portfolio will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     The success of any futures transaction depends on the Adviser correctly predicting changes in the level and direction of security prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, High Yield Portfolio's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made, High Yield Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to High Yield Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. High Yield Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by High Yield Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day High Yield Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by High Yield Portfolio does not represent a borrowing or loan by High Yield Portfolio but is instead settlement between High Yield Portfolio and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous trading day. In computing daily net asset value, High Yield Portfolio will mark-to-market its open futures positions.

     High Yield Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by High Yield Portfolio.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, High Yield Portfolio realizes a capital gain, or if it is more, it realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, High Yield Portfolio realizes a capital gain, or if it is less, it realizes a capital loss. The transaction costs must also be included in these calculations.

Risks Associated with Futures

     There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and debt securities, including technical influences in futures trading and futures options and differences between the financial instruments and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when High Yield Portfolio seeks to close out a futures or a futures option position. High Yield Portfolio would be exposed to possible loss on the position during the interval of inability to close and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Limitations on Options and Futures

     If other options, futures contracts, or futures options of types other than those described herein are traded in the future, High Yield Portfolio may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the investment objective.

     High Yield Portfolio will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held plus premiums paid for open futures option positions, less the amount by which any such positions are "in-the-money," /3/ would exceed 5% of its total assets.
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/3/ A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.
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     When purchasing a futures contract or writing a put on a futures contract, High Yield Portfolio must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, High Yield Portfolio similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by High Yield Portfolio.

     High Yield Portfolio may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent High Yield Portfolio has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," High Yield Portfolio will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of High Yield Portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%].

Taxation of Options and Futures

     If High Yield Portfolio exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by High Yield Portfolio, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by High Yield Portfolio is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by High Yield Portfolio, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by High Yield Portfolio was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If High Yield Portfolio delivers securities under a futures contract, it also realizes a capital gain or loss on those securities.

     For federal income tax purposes, High Yield Portfolio generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on options, futures and futures options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by High Yield Portfolio: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

     In order for High Yield Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income (including but not limited to gains from options, futures, and forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

     Institutional Client High Yield Fund distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the other investments and shareholders are advised of the nature of the payments.

     The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.


                    INVESTMENT RESTRICTIONS

     Institutional Client High Yield Fund and High Yield Portfolio operate under the following investment restrictions.
Institutional Client High Yield Fund and High Yield Portfolio may not:

     (1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to U.S. Government Securities, and [Institutional Client High Yield Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (2) invest in a security if, with respect to 75% of its assets, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to U.S. Government Securities or repurchase agreements for such securities and [Institutional Client High Yield Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (3) invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, [Institutional Client High Yield Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;

     (4) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

     (5) purchase or sell commodities or commodities contracts or oil, gas or mineral programs, except that it may enter into (i) futures and options on futures and (ii) forward contracts;

     (6) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

     (7) make loans, although it may (a) lend portfolio securities and participate in an interfund lending program with other Stein Roe Funds and Portfolios provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities;

     (8) borrow except that it may (a) borrow for nonleveraging, temporary or emergency purposes, (b) engage in reverse repurchase agreements and make other borrowings, provided that the combination of (a) and (b) shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law, and (c) enter into futures and options transactions; it may borrow from banks, other Stein Roe Funds and Portfolios, and other persons to the extent permitted by applicable law;

     (9) act as an underwriter of securities, except insofar as it may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale, [Institutional Client High Yield Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or

     (10) issue any senior security except to the extent permitted under the Investment Company Act of 1940.

     The above restrictions are fundamental policies and may not be changed without the approval of a "majority of the outstanding voting securities," as previously defined herein. The policy on the scope of transactions involving lending of portfolio securities to broker-dealers and banks (as set forth herein under Portfolio Investments and Strategies) is also a fundamental policy.

     Institutional Client High Yield Fund and High Yield Portfolio are also subject to the following restrictions and policies that may be changed by the Board of Trustees. None of the following restrictions shall prevent Institutional Client High Yield Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially similar investment policies as the Fund. Unless otherwise indicated, Institutional Client High Yield Fund and High Yield Portfolio may not:

     (A) invest for the purpose of exercising control or management;

     (B) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of its total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets; /4/
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/4/ Stein Roe Funds have been informed that the staff of the Securities and Exchange Commission takes the position that the issuers of certain CMOs and certain other collateralized assets are investment companies and that subsidiaries of foreign banks may be investment companies for purposes of Section 12(d)(1) of the Investment Company Act of 1940, which limits the ability of one investment company to invest in another investment company. Accordingly, High Yield Portfolio intends to operate within the applicable limitations under Section 12(d)(1)(A) of that Act.
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     (C) purchase portfolio securities from, or sell portfolio securities to, any of the officers and directors or trustees of the Trust or of its investment adviser;

     (D) purchase shares of other open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

     (E) invest more than 5% of its net assets (valued at time of investment) in warrants, nor more than 2% of its net assets in warrants which are not listed on the New York or American Stock
Exchange;

     (F) purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

     (G) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;

     (H) invest in limited partnerships in real estate unless they are readily marketable;

     (I) sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

     (J) invest more than 15% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933;

     (K) invest more than 10% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, /5/ including repurchase agreements maturing in more than seven days.
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/5/ In the judgment of the Adviser, Private Placement Notes, which are issued pursuant to Section 4(2) of the Securities Act of 1933, generally are readily marketable even though they are subject to certain legal restrictions on resale. As such, they are not treated as being subject to the limitation on illiquid securities.
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              ADDITIONAL INVESTMENT CONSIDERATIONS

     The Adviser seeks to provide superior long-term investment results through a disciplined, research-intensive approach to investment selection and prudent risk management. In working to build wealth for generations, it has been guided by three primary objectives which it believes are the foundation of a successful investment program. These objectives are preservation of capital, limited volatility through managed risk, and consistent above-average returns, as appropriate for the particular client or managed account.

     Because every investor's needs are different, Stein Roe mutual funds are designed to accommodate different investment objectives, risk tolerance levels, and time horizons. In selecting a mutual fund, investors should ask the following questions:

What are my investment goals?
It is important to a choose a fund that has investment objectives compatible with your investment goals.

What is my investment time frame?
If you have a short investment time frame (e.g., less than three years), a mutual fund that seeks to provide a stable share price, such as a money market fund, or one that seeks capital preservation as one of its objectives may be appropriate. If you have a longer investment time frame, you may seek to maximize your investment returns by investing in a mutual fund that offers greater yield or appreciation potential in exchange for greater investment risk.

What is my tolerance for risk?
All investments, including those in mutual funds, have risks which will vary depending on investment objective and security type.
However, mutual funds seek to reduce risk through professional investment management and portfolio diversification.

     In general, equity mutual funds emphasize long-term capital appreciation and tend to have more volatile net asset values than bond or money market mutual funds. Although there is no guarantee that they will be able to maintain a stable net asset value of $1.00 per share, money market funds emphasize safety of principal and liquidity, but tend to offer lower income potential than bond funds. Bond funds tend to offer higher income potential than money market funds but tend to have greater risk of principal and yield volatility.

     In addition, the Adviser believes that investment in a high yield fund provides an opportunity to diversify an investment portfolio because the economic factors that affect the performance of high-yield, high-risk debt securities differ from those that affect the performance of high-quality debt securities or equity securities.


                    PURCHASES AND REDEMPTIONS

     Purchases and redemptions are discussed in the Prospectus under the headings How to Purchase Shares, How to Redeem Shares, and Net Asset Value, and that information is incorporated herein by reference.

     Institutional Client High Yield Fund's net asset value is determined on days on which the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in Jan., the third Monday in Feb., Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, net asset value of Institutional Client High Yield Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time.

     Stein Roe Trust reserves the right to suspend or postpone redemptions of shares of its series during any period when: (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of a series not reasonably practicable.

     Stein Roe Trust intends to pay all redemptions in cash and is obligated to redeem shares of its series solely in cash up to the lesser of $250,000 or one percent of the net assets of Institutional Client High Yield Fund during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities. If redemptions were made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

     Due to the relatively high cost of maintaining smaller accounts, Stein Roe Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time the shares in the account do not have a value of at least $1,000,000. An investor will be notified that the value of his account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least $1,000,000 before the redemption is processed. The Agreement and Declaration of Trust also authorizes Stein Roe Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.


                           MANAGEMENT

     The following table sets forth certain information with respect to trustees and officers of Stein Roe Trust:

                          POSITION(S) HELD WITH    PRINCIPAL OCCUPATION(S)
NAME                 AGE  STEIN ROE TRUST          DURING PAST FIVE YEARS

William D. Andrews   50  Executive Vice-President  Executive vice president of Stein Roe & Farnham
  (4)                                              Incorporated (the "Adviser")

Gary A. Anetsberger  41  Senior Vice-President     Chief financial officer of the Mutual Funds division of the
  (4)                                              Adviser; senior vice president of the Adviser since Apr.
                                                   1996; vice president of the Adviser prior thereto

Timothy K. Armour    49  President; Trustee        President of the Mutual Funds division of the Adviser
  (1)(2)(4)                                        and director of the Adviser

Jilaine Hummel Bauer 42  Executive Vice-President; General counsel and secretary (since Nov. 1995) and
  (4)                    Secretary                 senior vice president of the Adviser

Kenneth L. Block     77  Trustee                   Chairman Emeritus of A. T. Kearney, Inc. (international
  (3)(4)                                           management consultants)

William W. Boyd      70  Trustee                   Chairman and director of Sterling Plumbing Group, Inc.
  (3)(4)                                           (manufacturer of plumbing products)

Thomas W. Butch (4)  40  Executive Vice-President  Senior vice president of the Adviser since Sept. 1994;
                                                   first vice president, corporate communications, of
                                                   Mellon Bank Corporation prior thereto

Lindsay Cook (1)(4)  45  Trustee                   Executive vice president of Liberty Financial
                                                   Companies, Inc. (the indirect parent of the Adviser)
                                                   since Mar. 1997; senior vice president prior thereto

Philip J. Crosley    51  Vice-President            Senior vice president of the Adviser since Feb. 1996;
                                                   vice president, institutional sales -  advisor sales,
                                                   Invesco Funds Group prior thereto

Douglas A. Hacker    42  Trustee                   Senior vice president and chief financial officer of
  (3)(4)                                           United Airlines, since July 1994; senior vice president
                                                   - finance, United Airlines, Feb. 1993 to July 1994;
                                                   vice president, American Airlines prior thereto


Loren A. Hansen (4)  49  Executive Vice-President  Executive vice president of the Adviser since Dec., 1995;
                                                   vice president of The Northern Trust (bank) prior thereto


Janet Langford Kelly 39  Trustee                   Senior vice president, secretary and general counsel of
  (3)(4)                                           Sara Lee Corporation (branded, packaged, consumer-
                                                   products manufacturer), since 1995; partner, Sidley &
                                                   Austin (law firm) prior thereto

Michael T. Kennedy   35  Vice-President            Senior vice president of the Adviser since Oct. 1994;
                                                   vice president of the Adviser prior thereto

Stephen F. Lockman   36  Vice-President            Senior vice president, portfolio manager, and credit
                                                   analyst of the Adviser; portfolio manager for Illinois
                                                   State Board of Investment prior thereto

Lynn C. Maddox       56  Vice-President            Senior vice president of the Adviser

Anne E. Marcel       39  Vice-President            Vice president of the Adviser since Apr. 1996; manager,
                                                   mutual fund sales & services of the Adviser since Oct.
                                                   1994; supervisor of the Counselor Department of the
                                                   Adviser prior thereto

Francis W. Morley    77  Trustee                   Chairman of Employer Plan Administrators and
  (2)(3)(4)                                        Consultants Co. (designer, administrator, and
                                                   communicator of employee benefit plans)

Jane M. Naeseth      47  Vice-President            Senior vice president of the Adviser

Charles R. Nelson    55  Trustee                   Van Voorhis Professor of Political Economy of the
   (3)(4)                                          University of Washington

Nicolette D. Parrish 47 Vice-President;            Senior compliance administrator and assistant secretary
  (4)                   Assistant Secretary        of the Adviser since Nov. 1995; senior legal assistant
                                                   for the Adviser prior thereto

Sharon R. Robertson  35  Controller                Accounting manager for the Adviser's Mutual Funds
  (4)                                              division

Janet B. Rysz (4)    42  Assistant Secretary       Senior compliance administrator and assistant secretary
                                                   of the Adviser

Thomas C. Theobald   60  Trustee                   Managing director, William Blair Capital Partners (
   (3)(4)                                          private equity fund) since 1994; chief executive
                                                   officer and chairman of the Board of Directors of
                                                   Continental Bank Corporation, 1987-1994

Scott E. Volk (4)    26  Treasurer                 Financial reporting manager for the Adviser's Mutual
                                                   Funds division since Oct. 1997; senior auditor with
                                                   Ernst & Young LLP from Sept. 1993 to Apr. 1996 and
                                                   from Oct. 1996 to Sept. 1997; financial analyst with
                                                   John Nuveen & Company Inc. from May 1996 to Sept. 1996;
                                                   full-time student prior to Sept. 1993

Heidi J. Walter (4)  30  Vice-President            Legal counsel for the Adviser since Mar. 1995;
                                                   associate with Beeler Schad & Diamond PC (law firm)
                                                   prior thereto

Stacy H. Winick (4)  32  Vice-President            Senior legal counsel for the Adviser since Oct. 1996;
                                                   associate of Bell, Boyd & Lloyd (law firm) from June
                                                   1993 to Sept. 1996; associate of Debevoise & Plimpton
                                                   (law firm) prior thereto

Hans P. Ziegler (4)  56  Executive Vice-President  Chief executive officer of the Adviser since May 1994;
                                                   president of the Investment Counsel division of the
                                                   Adviser from July 1993 to June 1994; president and
                                                   chief executive officer, Pitcairn Financial Management
                                                   Group prior thereto

Margaret O. Zwick    31  Assistant Treasurer       Project manager for the Adviser's Mutual Funds division
  (4)                                              since Apr. 1997; compliance manager, Aug. 1995 to Apr.
                                                   1997; compliance accountant, Jan. 1995 to July 1995;
                                                   section manager, Jan. 1994 to Jan. 1995; supervisor
                                                   prior thereto

______________________
(1) Trustee who is an "interested person" of Stein Roe Trust and of the Adviser, as defined in the Investment Company Act of 1940.
(2) Member of the Executive Committee of the Board of Trustees, which is authorized to exercise all powers of the Board with certain statutory exceptions.
(3) Member of the Audit Committee of the Board, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the audit.
(4) This person holds the corresponding officer or trustee position with Base Trust.

     Certain of the trustees and officers of Stein Roe Trust and of Base Trust are trustees or officers of other investment companies managed by the Adviser. Mr. Armour, Ms. Bauer, Mr. Cook, and Ms. Walter are also vice presidents of Institutional Client High Yield Fund's current distributor, Liberty Securities Corporation. The address of Mr. Block is 11 Woodley Road, Winnetka, Illinois 60093; that of Mr. Boyd is 2900 Golf Road, Rolling Meadows, Illinois 60008; that of Mr. Cook is 600 Atlantic Avenue, Boston, MA 02210; that of Mr. Hacker is P.O. Box 66100, Chicago, IL 60666; that of Ms. Kelly is Three First National Plaza, Chicago, Illinois 60602; that of Mr. Morley is 20 North Wacker Drive, Suite 2275, Chicago, Illinois 60606; that of Mr. Nelson is Department of Economics, University of Washington, Seattle, Washington 98195; that of Mr. Theobald is Suite 3300, 222 West Adams Street, Chicago, IL 60606; and that of the officers is One South Wacker Drive, Chicago, Illinois 60606.

     Officers and trustees affiliated with the Adviser serve without any compensation from Stein Roe Trust. In compensation for their services to Stein Roe Trust, trustees who are not "interested persons" of Stein Roe Trust or the Adviser are paid an annual retainer of $8,000 (divided equally among the series of Stein Roe Trust) plus an attendance fee from each series for each meeting of the Board or standing committee thereof attended at which business for the series is conducted. The attendance fees (other than for a Nominating Committee or Compensation Committee meeting) are based on each series' net assets as of the preceding Dec. 31. For a series with net assets of less than $50 million, the fee is $50 per meeting; with $51 to $250 million, the fee is $200 per meeting; with $251 million to $500 million, $350; with $501 million to $750 million, $500; with $751 million to $1 billion, $650; and with over $1 billion in net assets, $800. For Institutional Client High Yield Fund and any other series of Stein Roe Trust participating in the master fund/feeder fund structure, the trustees' attendance fees are paid solely by the master portfolio. Each non-interested trustee also receives $500 from Stein Roe Trust for attending each meeting of the Nominating Committee or Compensation Committee. Stein Roe Trust has no retirement or pension plan. The following table sets forth compensation paid during the fiscal year ended June 30, 1997, to the trustees:
                                                Total Compensation
                      Aggregate Compensation    from the Stein
Name of Trustee       from Stein Roe Trust      Roe Fund Complex*
--------------------  -----------------------   ------------------
Timothy K. Armour            -0-                      -0-
Lindsay Cook                 -0-                      -0-
Kenneth L. Block           $2,000                  $70,693
William W. Boyd             2,000                   80,593
Douglas A. Hacker           2,000                   76,593
Janet Langford Kelly        2,000                   51,600
Francis W. Morley           2,000                   76,943
Charles R. Nelson           2,000                   80,593
Thomas C. Theobald          2,000                   76,593
_______________
 * At June 30, 1997, the Stein Roe Fund Complex consisted of one series of Stein Roe Trust, six series of Stein Roe Income Trust, four series of Stein Roe Municipal Trust, ten series of Stein Roe Investment Trust, seven series of Stein Roe Advisor Trust, one series of SteinRoe Institutional Trust, and nine series of Base Trust.

                        FINANCIAL STATEMENTS

     Please refer to the June 30, 1997 Financial Statements (balance sheets and schedule of investments as of June 30, 1997 and the statements of operations, changes in net assets, and notes thereto) and the report of independent auditors contained in the June 30, 1997 Annual Report of Stein Roe Trust. The Financial Statements and the report of independent auditors (but no other material from the Annual Report) are incorporated herein by reference. The Annual Report may be obtained at no charge by telephoning 800-338-2550.


                     PRINCIPAL SHAREHOLDERS

     As of Oct.. 31, 1997, the only persons known by Stein Roe
Trust to own of record or "beneficially" 5% or more of outstanding shares of Institutional Client High Yield Fund within the definition of that term as contained in Rule 13d-3 under the Securities Exchange Act of 1934 were as follows:

                                        Approximate % of
Name and Address                      Outstanding Shares Held
---------------------------------     -----------------------
Covenant Benevolent Institution
5145 North California
Chicago, IL  60625                            37.0%

Fireman's Annuity & Benefit Fund
  of Chicago
One North Franklin
Chicago, IL  60606                            52.5%

John W. Anderson Foundation
402 Wall Street
Valparaiso, IN  46383                         10.2%

     As of Oct. 31, 1997, 2,865,759 shares, or approximately 99% of outstanding shares, were held by clients of the Adviser in their client accounts. The Adviser may have discretionary authority over such shares and, accordingly, they could be deemed to be owned "beneficially" by the Adviser under Rule 13d-3. However, the Adviser disclaims actual beneficial ownership of such shares. No shares were held by trustees and officers of Stein Roe Trust.


                 INVESTMENT ADVISORY SERVICES

     Stein Roe & Farnham Incorporated provides administrative services to Institutional Client High Yield Fund and High Yield Portfolio and portfolio management services to High Yield Portfolio. The Adviser is a wholly owned subsidiary of SteinRoe Services Inc. ("SSI"), Institutional Client High Yield Fund's transfer agent, which is a wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which is a majority owned subsidiary of LFC Holdings, Inc., which is a wholly owned subsidiary of Liberty Mutual Equity Corporation, which is a wholly owned subsidiary of Liberty Mutual Insurance Company. Liberty Mutual Insurance Company is a mutual insurance company, principally in the property/casualty insurance field, organized under the laws of Massachusetts in 1912.

     The directors of the Adviser are Kenneth R. Leibler, Harold
W. Cogger, C. Allen Merritt, Jr., Timothy K. Armour, and Hans P. Ziegler. Mr. Leibler is President and Chief Executive Officer of Liberty Financial; Mr. Cogger is Executive Vice President of Liberty Financial; Mr. Merritt is Executive Vice President and Treasurer of Liberty Financial; Mr. Armour is President of the Adviser's Mutual Funds division; and Mr. Ziegler is Chief Executive Officer of the Adviser. The business address of Messrs. Leibler, Cogger, and Merritt is Federal Reserve Plaza, Boston, Massachusetts 02210; and that of Messrs. Armour and Ziegler is One South Wacker Drive, Chicago, Illinois 60606.

     The Adviser and its predecessor have been providing investment advisory services since 1932. The Adviser acts as investment adviser to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations, and other institutional investors. As of June 30, 1997, the Adviser managed over $28 billion in assets: over $9 billion in equities and over $19 billion in fixed income securities (including $1.7 billion in municipal securities). The $28 billion in managed assets included over $7.9 billion held by open-end mutual funds managed by the Adviser (approximately 15% of the mutual fund assets were held by clients of the Adviser). These mutual funds were owned by over 259,000 shareholders. The $7.9 billion in mutual fund assets included over $766 million in over 50,000 IRA accounts. In managing those assets, the Adviser utilizes a proprietary computer-based information system that maintains and regularly updates information for approximately 7,000 companies. The Adviser also monitors over 1,400 issues via a proprietary credit analysis system. At June 30, 1997, the Adviser employed 16 research analysts and 55 account managers. The average investment-related experience of these individuals was 24 years.

     Please refer to the descriptions of the Adviser, the management and administrative agreements, fees, expense limitations, and transfer agency services under Management and Fee Table in the Prospectus, which is incorporated herein by reference. The table below shows gross fees paid and any expense reimbursements by the Adviser:

                             Type of Payment    Year Ended 6/30/97
                             -----------------  ------------------
Institutional Client
  High Yield Fund            Administrative fee     $  6,454
                             Reimbursement            90,036
High Yield Portfolio         Management fee           52,997

     The Adviser provides office space and executive and other personnel to Institutional Client High Yield Fund and bears any sales or promotional expenses. Institutional Client High Yield Fund pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges and securities registration and custodian fees and expenses incidental to its organization.

     Institutional Client High Yield Fund's administrative agreement provides that the Adviser shall reimburse the Fund to the extent that its total annual expenses (including fees paid to the Adviser, but excluding taxes, interest, brokers' commissions and other normal charges incident to the purchase and sale of portfolio securities, and expenses of litigation to the extent permitted under applicable state law) exceed the applicable limits prescribed by any state in which shares of Institutional Client High Yield Fund are being offered for sale to the public; however, such reimbursement for any fiscal year will not exceed the amount of the fees paid by Institutional Client High Yield Fund under that agreement for such year. In addition, in the interest of further limiting Institutional Client High Yield Fund's expenses, the Adviser may voluntarily waive its management fee and/or absorb certain its expenses, as described in the Prospectus under Fee Table. Any such reimbursements will enhance the yield of the Fund.

     High Yield Portfolio's management agreement provides that neither the Adviser nor any of its directors, officers, stockholders (or partners of stockholders), agents, or employees shall have any liability to Base Trust or any shareholder of High Yield Portfolio for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from reckless disregard by the Adviser of the Adviser's obligations and duties under that agreement.

     Any expenses that are attributable solely to the organization, operation, or business of Institutional Client High
Yield Fund shall be paid solely out of that Fund's assets. Any expenses incurred by Stein Roe Trust that are not solely attributable to a particular series are apportioned in such manner as the Adviser determines is fair and appropriate, unless otherwise specified by the Board of Trustees.

Bookkeeping and Accounting Agreement

     Pursuant to a separate agreement with Stein Roe Trust, the Adviser receives a fee for performing certain bookkeeping and accounting services for each series. For these services, the Adviser receives an annual fee of $25,000 per series plus .0025 of 1% of average net assets over $50 million. During the fiscal year ended June 30, 1997, the Adviser received aggregate fees of $9,524 for services performed under this agreement.


                           DISTRIBUTOR

     Shares of Institutional Client High Yield Fund are currently distributed by Liberty Securities Corporation, 100 Manhattanville Road, Purchase, NY 10577. On Jan. 1, 1998, Liberty Financial Investments (formerly named Colonial Investment Services, Inc.), One Financial Center, Boston, MA 02111, will become the distributor under a new Distribution Agreement. Liberty Securities Corporation and Liberty Financial Investments, Inc. are subsidiaries of Liberty Financial.

     The Distribution Agreement continues in effect from year to year, provided such continuance is approved annually (1) by a majority of the trustees or by a majority of the outstanding voting securities of Stein Roe Trust, and (2) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. Stein Roe Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses.

     As agent, the distributor offers Fund shares to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. No sales commission or "12b-1" payment is paid by Institutional Client High Yield Fund. The distributor offers shares only on a best-efforts basis.


                         TRANSFER AGENT

     SSI performs certain transfer agency services for Stein Roe Trust, as described under Management in the Prospectus. For performing these services, SSI receives from Institutional Client High Yield Fund a fee based on an annual rate of .05 of 1% of its average daily net assets. The Board of Trustees believes the charges by SSI are comparable to those of other companies performing similar services. (See Investment Advisory Services.) Under a separate agreement, SSI provides certain investor accounting services to High Yield Portfolio.


                           CUSTODIAN

     State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Stein Roe Trust and Base Trust. It is responsible for holding all securities and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses, and performing other administrative duties, all as directed by authorized persons. The Bank does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses.

     Portfolio securities purchased in the U.S. are maintained in the custody of the Bank or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network, and foreign depositories ("foreign sub-custodians"). Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees in accordance with regulations under the Investment Company Act of 1940.

     Each Board of Trustees reviews, at least annually, whether it is in the best interests of Institutional Client High Yield Fund, High Yield Portfolio, and their shareholders to maintain assets in each custodial institution. However, with respect to foreign sub-custodians, there can be no assurance that it, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or application of foreign law to the foreign sub-custodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.

     Institutional Client High Yield Fund and High Yield Portfolio may invest in obligations of the Bank and may purchase or sell securities from or to the Bank.


                      INDEPENDENT AUDITORS

     The independent auditors for Stein Roe Trust and High Yield Portfolio are Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606. The independent auditors audit and report on the annual financial statements, review certain regulatory reports and the federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the applicable Trust.


                     PORTFOLIO TRANSACTIONS

     The Adviser places the orders for the purchase and sale of portfolio securities and options and futures contracts for High Yield Portfolio. Purchases and sales of portfolio securities are ordinarily transacted with the issuer or with a primary market maker acting as principal or agent for the securities on a net basis, with no brokerage commission being paid by High Yield Portfolio. Transactions placed through dealers reflect the spread between the bid and asked prices. Occasionally, High Yield Portfolio may make purchases of underwritten issues at prices that include underwriting discounts or selling concessions.

     The Adviser's overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to transaction charges, if any, and other costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Adviser's knowledge of current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others that are considered; the Adviser's knowledge of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Adviser's knowledge of actual or apparent operational problems of any broker or dealer.
Recognizing the value of these factors, High Yield Portfolio may incur a transaction charge in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of the costs of portfolio transactions, based on the foregoing factors, are made on an ongoing basis by the Adviser's staff and reports are made annually to the Board of Trustees.

     With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for High Yield Portfolio, the Adviser often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends and similar data, and computer databases, quotation equipment and services, research-oriented computer software and services, and services of economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, the Adviser uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including High Yield Portfolio, to such brokers or dealers to ensure the continued receipt of research products or services the Adviser feels are useful. In certain instances, the Adviser receives from brokers and dealers products or services which are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, the Adviser makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions of clients (including High Yield Portfolio), while the portion of the costs attributable to non-research usage of such products or services is paid by the Adviser in cash. No person acting on behalf of High Yield Portfolio is authorized, in recognition of the value of research products or services, to pay a price in excess of that which another broker or dealer might have charged for effecting the same transaction. The Adviser may also receive research in connection with selling concessions and designations in fixed price offerings in which High Yield Portfolio participates. Research products or services furnished by brokers and dealers through whom transactions are effected may be used in servicing any or all of the clients of the Adviser and not all such research products or services are used in connection with the management of High Yield Portfolio.

     For the fiscal year ended June 30, 1997, High Yield Portfolio paid no brokerage commissions on futures transactions or any other transactions.

     The Board has reviewed the legal developments pertaining to and the practicability of attempting to recapture underwriting discounts or selling concessions when portfolio securities are purchased in underwritten offerings. The Board has been advised by counsel that recapture by a mutual fund currently is not permitted under the Rules of the Association of the National Association of Securities Dealers ("NASD").


            ADDITIONAL INCOME TAX CONSIDERATIONS

     Institutional Client High Yield Fund and High Yield Portfolio intend to comply with the special provisions of the Internal Revenue Code that relieve it of federal income tax to the extent of net investment income and capital gains currently distributed to shareholders.

     Because capital gain distributions reduce net asset value, if a shareholder purchases shares shortly before a record date, he will, in effect, receive a return of a portion of his investment in such distribution. The distribution would nonetheless be taxable to him, even if the net asset value of shares were reduced below his cost. However, for federal income tax purposes the shareholder's original cost would continue as his tax basis.

     Institutional Client High Yield Fund expects that none of its dividends will qualify for the deduction for dividends received by corporate shareholders.


                   INVESTMENT PERFORMANCE

     Institutional Client High Yield Fund may quote yield figures from time to time. "Yield" is computed by dividing the net investment income per share earned during a 30-day period (using the average number of shares entitled to receive dividends) by the net asset value per share on the last day of the period. The Yield formula provides for semiannual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. For a given period, an "Average Annual Total Return" may be computed by finding the average annual compounded rate that would equate a hypothetical initial amount invested of $1,000 to the ending redeemable value.
                                                           6
  The Yield formula is as follows:  YIELD = 2[((a-b/cd) +1) -1].

 Where:  a  =  dividends and interest earned during the period
            . (For this purpose, the Fund will recalculate the yield to maturity based on market value of each portfolio security on each business day on which net asset value is calculated.)
         b  =  expenses accrued for the period (net of
               reimbursements).
         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d  =  the ending net asset value of Institutional Client
               High Yield Fund for the period.

For example, the Yield of Institutional Client High ield Fund for the 30-day period ended June 30, 1997 was 8.65%
                      _____________________

     Institutional Client High Yield Fund may quote total return figures from time to time. A "Total Return" on a per share basis is the amount of dividends received per share plus or minus the change in the net asset value per share for a period. A "Total Return Percentage" may be calculated by dividing the value of a share at the end of a period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one.

Average Annual Total Return is computed as follows: ERV = P(1+T)

 Where:   P  =  a hypothetical initial payment of $1,000
          T  =  average annual total return
          n  =  number of years
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period at the end of the period (or fractional portion thereof).

     For example, for a $1,000 investment in Institutional Client High Yield Fund, the "Total Return," the "Total Return Percentage," and the "Average Annual Total Return" at June 30, 1997 were:
                    Total      Total Return      Average Annual
                    Return      Percentage        Total Return
                    -------    ------------      ---------------
   Life of Fund*    $1,055        5.48%               5.48%
   _______
   *Since commencement of operations on Feb. 14, 1997.

     Investment performance figures assume reinvestment of all dividends and distributions and do not take into account any federal, state, or local income taxes which shareholders must pay on a current basis. They are not necessarily indicative of future results. The performance of Institutional Client High Yield Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although investment performance information is useful in reviewing Institutional Client High Yield Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, Institutional Client High Yield Fund may compare its yield and performance with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of Institutional Client High Yield. Comparison of Institutional Client High Yield Fund to an alternative investment should be made with consideration of differences in features and expected performance.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which Stein Roe Trust believes to be generally accurate. Institutional Client High Yield Fund may also note its mention in newspapers, magazines, or other media from time to time. However, Stein Roe Trust assumes no responsibility for the accuracy of such data. Newspapers and magazines that might mention Institutional Client High Yield Fund include, but are not limited to, the following:

Architectural Digest
Arizona Republic
Atlanta Constitution
Associated Press
Barron's
Bloomberg
Boston Herald
Business Week
Chicago Tribune
Chicago Sun-Times
Cleveland Plain Dealer
CNBC
CNN
Crain's Chicago Business
Consumer Reports
Consumer Digest
Dow Jones Newswire
Fee Advisor
Financial Planning
Financial World
Forbes
Fortune
Fund Action
Fund Decoder
Gourmet
Individual Investor
Investment Adviser
Investment Dealers' Digest
Investor's Business Daily
Kiplinger's Personal Finance Magazine
Knight-Ridder
Lipper Analytical Services
Los Angeles Times
Louis Rukeyser's Wall Street
Money
Morningstar
Mutual Fund Market News
Mutual Fund News Service
Mutual Funds Magazine
Newsweek
The New York Times
No-Load Fund Investor
Pension World
Pensions and Investment
Personal Investor
Physicians Financial News
Jane Bryant Quinn (syndicated column)
The San Francisco Chronicle
Securities Industry Daily
Smart Money
Smithsonian
Strategic Insight
Time
Travel & Leisure
USA Today
U.S. News & World Report
Value Line
The Wall Street Journal
The Washington Post
Working Women
Worth
Your Money

     Institutional Client High Yield Fund may compare its performance to the Consumer Price Index (All Urban), a widely-recognized measure of inflation.


     The performance of Institutional Client High Yield Fund may be compared to the following benchmarks:

          CS First Boston High Yield Index
          ICD High Yield Index
          Lehman High Yield Bond Index
          Lehman High Yield Corporate Bond Index
          Merrill Lynch High-Yield Master Index
          Morningstar Corporate Bond (General) Average
          Salomon Brothers Extended High Yield Market Index
          Salomon Brothers High Yield Market Index

     The Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated, and published by this independent service that monitors the performance of mutual funds. Institutional Client High Yield Fund may also use comparative performance as computed in a ranking by this service or category averages and rankings provided by another independent service. Should this service reclassify Institutional Client High Yield Fund to a different category or develop (and place it into) a new category, it may compare its performance or rank against other funds in the newly-assigned category (or the average of such category) as published by the service.

     In advertising and sales literature, Institutional Client High Yield Fund may also cite its rating, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of its monthly returns less the 3-month T-bill return) from its load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

     Of course, past performance is not indicative of future
results.
                   ____________________

     To illustrate the historical returns on various types of financial assets, Institutional Client High Yield Fund may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types:

               Common stocks
               Small company stocks
               Long-term corporate bonds
               Long-term government bonds
               Intermediate-term government bonds
               U.S. Treasury bills
               Consumer Price Index
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     Institutional Client High Yield Fund may also use hypothetical returns to be used as an example in a mix of asset allocation strategies. One such example is reflected in the chart below, which shows the effect of tax deferral on a hypothetical investment. This chart assumes that an investor invested $2,000 a year on Jan. 1, for any specified period, in both a Tax-Deferred Investment and a Taxable Investment, that both investments earn either 6%, 8% or 10% compounded annually, and that the investor withdrew the entire amount at the end of the period. (A tax rate of 39.6% is applied annually to the Taxable Investment and on the withdrawal of earnings on the Tax-Deferred Investment.)

                   TAX-DEFERRED INVESTMENT VS. TAXABLE INVESTMENT

INTEREST RATE     6%     8%        10%        6%          8%        10%
Compounding
Years           Tax-Deferred Investment          Taxable Investment
30          $124,992  $171,554   $242,340  $109,197   $135,346   $168,852
25            90,053   115,177    150,484    82,067     97,780    117,014
20            62,943    75,543     91,947    59,362     68,109     78,351
15            41,684    47,304     54,099    40,358     44,675     49,514
10            24,797    26,820     29,098    24,453     26,165     28,006
5             11,178    11,613     12,072    11,141     11,546     11,965
1              2,072     2,096      2,121     2,072      2,096      2,121

     Average Life Calculations. From time to time, Institutional Client High Yield Fund may quote an average life figure for its portfolio. Average life is the weighted average period over which the Adviser expects the principal to be paid, and differs from stated maturity in that it estimates the effect of expected principal prepayments and call provisions. With respect to GNMA securities and other mortgage-backed securities, average life is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. With respect to obligations with call provisions, average life is typically the next call date on which the obligation reasonably may be expected to be called. Securities without prepayment or call provisions generally have an average life equal to their stated maturity.

     Dollar Cost Averaging. Dollar cost averaging is an investment strategy that requires investing a fixed amount of money in Fund shares at set intervals. This allows you to purchase more shares when prices are low and fewer shares when prices are high. Over time, this tends to lower your average cost per share. Like any investment strategy, dollar cost averaging can't guarantee a profit or protect against losses in a steadily declining market. Dollar cost averaging involves uninterrupted investing regardless of share price and therefore may not be appropriate for every investor.
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